Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant                          / X /
Filed by a Party other than the Registrant   /   /

Check the appropriate box:
/ X /   Preliminary Proxy Statement
/   /   Definitive Proxy Statement
/   /   Definitive Additional Material
/   /   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                        LSI LOGIC CORPORATION
                           David E. Sanders
                            Vice President,
                     General Counsel, Secretary

                        LSI Logic Corporation

Payment of Filing Fee:

/ X /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        or 14a-6(j)(2).
/   /   $500 per each party to the controversy pursuant to
        Exchange Act Rule 14a-6(i)(3).
/   /   Fee computed per table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.
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        ____________________________________________________
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        applies:

        ____________________________________________________
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        transaction computed pursuant to Exchange Rule 0-11:

        ____________________________________________________
        (4) Proposed maximum aggregate value of transaction:

        ____________________________________________________
        Set forth the amount on which the filing fee is calculated and state how it was determined.

              /  /  Check box if any part of the fee is offset as
                    provided by Exchange Act Rule 0-11(a)(2) and
                    identify the filing for which the offsetting
                    fee was paid previously.  Identify the
                    previous filing by registration statement
                    number, or the Form or Schedule and the date
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                          LSI LOGIC CORPORATION
                 Notice of Annual Meeting of Stockholders
                               May 12, 1995

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of LSI Logic Corporation (the "Company"), a Delaware corporation, will be held on May 12, 1995 at 11:30 a.m., local time, at the Company's offices located at 1655 McCarthy
Boulevard, Milpitas, California 95035, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2.   To approve an amendment to the Employee Stock Purchase
          Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares.

     3.   To approve an amendment to the 1991 Equity Incentive
          Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 3,000,000 shares.

     4. To approve limits on option grants to employees under the 1991 Equity Incentive Plan.

     5.   To approve the 1995 Director Option Plan and to reserve
          250,000 shares of Common Stock for issuance thereunder.

     6. To amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 250,000,000.

     7. To ratify the appointment of Price Waterhouse as independent accountants of the Company for its 1995 fiscal year.

     8. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 14, 1995 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                        Sincerely,


                                        David E. Sanders
                                        Secretary

Milpitas, California
March __, 1995


                          YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).




                           LSI LOGIC CORPORATION
                             _________________

                              PROXY STATEMENT

              INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of LSI Logic Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on May 12, 1995 at 11:30 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 1655 McCarthy Boulevard, Milpitas, California. The Company's principal executive offices are located at 1551 McCarthy Boulevard, Milpitas, California 95035 and its telephone number is (408) 433-8000.

     These proxy solicitation materials were mailed on or about
March __, 1995 to all stockholders entitled to vote at the meeting.

Record Date

     Stockholders of record at the close of business on March 14, 1995 are entitled to notice of and to vote at the meeting. As of the record date [57,198,427] shares of the Company's Common
Stock, $0.01 par value, were issued and outstanding.

Revocability of Proxies

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

     On all matters other than the election of directors, each share has one vote. See "ELECTION OF DIRECTORS - REQUIRED VOTE."

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $4,000 for its services and will reimburse it for certain out of pocket expenses estimated to be $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1996 Annual Meeting must be received by the Company no later than November 27, 1995, and be otherwise in compliance with applicable laws and regulations in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.




                            SECURITY OWNERSHIP

Principal Stockholders

     As of December 31, 1994, the following persons were known to the Company to be beneficial owners of more than 5% of the Company's Common Stock:


Name and Address        Number of Shares Owned          Percentage
                                                       of Total

The Prudential                3,889,916                 6.8%
Insurance Company
of America <F1>
  Prudential Plaza
  Newark, New Jersey
  07102-3777

Jennison Associates           3,782,000                 6.6%
Capital Corp. <F2>
  466 Lexington Avenue
  New York, NY 10017

FMR Corp. <F3>                8,542,300                 15.0%
  82 Devonshire Street
  Boston, MA  02109-3614

Wilfred J. Corrigan <F4>      3,343,726                 5.8%
  1551 McCarthy Blvd.
  Milpitas, CA  95035
_______________

<F1> Information obtained from a Schedule 13G filed with the
     Securities and Exchange Commission and dated February 7, 1995. The Prudential Insurance Company of America ("Prudential") may have direct or indirect voting and/or investment discretion over shares of the Company's Common Stock which are held for the benefit of Prudential's clients in separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates of Prudential.

<F2> Information obtained from a Schedule 13G filed with the
     Securities and Exchange Commission and dated February 1, 1995. Jennison Associates Capital Corp. is an institutional investor and is considered the beneficial owner only as a result of its position as manager of the funds which own the shares of Common Stock of the Company.

<F3> Information obtained from a Schedule 13G filed with the
     Securities and Exchange Commission and dated February 13, 1995. FMR Corp. is considered the beneficial owner of shares of Common Stock of the Company as a result of its control of Fidelity Management & Research Company.
     Fidelity Management & Research Company is a wholly owned subsidiary of FMR Corp. and files a joint statement with FMR Corp. on Schedule 13G. Fidelity Management & Research Company acts as an investment adviser to several companies which own shares of Common Stock of the Company.

<F4> Includes 31,250 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995.


Security Ownership of Management

     The following table sets forth the beneficial ownership of Common Stock of the Company as of December 31, 1994 (the most recent practicable date) by all directors and nominees (naming them), each of the named executive officers set forth in the Summary Compensation Table and by all directors and current executive officers as a group:

                                                      Approximate
                                      Amount          Percentage
          Name                        Owned           Owned

Wilfred J. Corrigan <F1>...........  3,343,726            5.8%
T.Z. Chu <F2>......................      9,750             *
Malcolm R. Currie <F3>..............    39,350             *
James H. Keyes  <F4>................    27,250             *
R. Douglas Norby <F5>...............    14,750             *
Brian L. Halla <F6>.................   116,909             *
Cyril F. Hannon <F7>................   125,585             *
Albert A. Pimentel <F8>.............    40,880             *
David R. LaRock <F9>................    10,995             *
All directors and executive
  officers as a group
  (11 persons) <F10>................  3,750,930            6.6%
__________________
*    Less than 1%.

<F1> Includes 31,250 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995.
<F2> Includes 8,750 shares, options for which are presently
     exercisable or will become exercisable within 60 days of March 14, 1995.
<F3> Includes 8,750 shares, options for which are presently
     exercisable or will become exercisable within 60 days of March 14, 1995.
<F4> Includes 12,500 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995.
<F5> Includes 3,750 shares, options for which are presently
     exercisable or will become exercisable within 60 days of March 14, 1995.
<F6> Includes 106,250 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995. Excludes options to purchase 25,000 shares of the common stock of LSI Logic Corporation of Canada, Inc., a 56% owned affiliate of the Company. Excludes options to purchase 25,000 shares of the common stock of LSI Logic Europe plc, a 98% owned affiliate of the Company.
<F7> Includes 102,500 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995. Excludes ownership by Mr. Hannon of 20,000 shares of the common stock of LSI Logic K.K., a 78% owned affiliate of the Company. Excludes options to purchase 75,000 shares of the common stock of LSI Logic Europe plc, a 98% owned affiliate of the Company.
<F8> Includes 35,000 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995.
<F9> Includes 3,570 shares, options for which are presently
     exercisable or will become exercisable within 60 days of March 14, 1995. Excludes options to purchase 30,000 shares of the common stock of LSI Logic Europe plc, a 98% owned affiliate of the Company.
<F10>Includes 439,250 shares, options for which are presently exercisable or will become exercisable within 60 days of March 14, 1995. Excludes options to purchase 45,000 shares of the common stock of LSI Logic Corporation of Canada, Inc., a 56% owned affiliate of the Company. Excludes ownership of 20,000 shares of the common stock of LSI Logic K.K., a 78% owned affiliate of the Company. Excludes options to purchase 100,000 shares of the common stock of LSI Logic Europe plc, a 98% owned affiliate of the Company.



                               PROPOSAL ONE

                           ELECTION OF DIRECTORS


Nominees

     A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such nominee as shall be designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     The names of the nominees for election to the Board of Directors, and certain information about them, are set forth below.

                                                        Director
Name of Nominee       Age      Principal Occupation      Since

Wilfred J. Corrigan   56      Chairman of the Board       1981
                               of Directors and Chief
                               Executive Officer of
                               the Company

James H. Keyes        54      Chairman and Chief          1983
                               Executive Officer of
                               Johnson Controls, Inc.

T.Z. Chu              60      President and Chief         1992
                                Executive Officer of
                                Hoefer Scientific
                                Instruments

Malcolm R. Currie     67      Chairman Emeritus, Hughes   1992
                               Aircraft Company

R. Douglas Norby      59      Senior Vice President       1993
                                and Chief Financial
                                Officer of Mentor
                                Graphics Corporation

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between or among any directors or executive officers of the Company.

     Mr. Corrigan, a founder of the Company, has served as Chief Executive Officer and a director of the Company since its organization in January 1981. He served as President of the Company from its incorporation until April 1985. He presently serves on the board of directors of Brooktree Corporation.

     Mr. Keyes has served as Chairman and Chief Executive Officer of Johnson Controls, Inc., a manufacturer of automated building controls, batteries, automotive seating and plastics, since January 1993. From January 1988 until January 1993 Mr. Keyes served as President and Chief Executive Officer of Johnson Controls, Inc. From January 1986 to January 1988, Mr. Keyes served as President, Chief Operating Officer and a director of Johnson Controls, Inc.; from April 1985 to January 1986,
Mr. Keyes served as Executive Vice President, Chief Operating Officer and a director of Johnson Controls, Inc.; from January 1985 to April 1985, he served as Executive Vice President of Johnson Controls, Inc.

     Mr. Chu has served as President and Chief Executive Officer of Hoefer Scientific Instruments since August 1993. From January 1992 until August 1993 Mr. Chu acted as a consultant to Hambrecht & Quist and to Thermo Instrument Systems, Inc. From 1990 until December 31, 1991 Mr. Chu served as the President of Finnigan Corporation. From 1969 until 1990, he served as the Principal Executive Officer and Director of Finnigan Corporation at which time it was acquired by Thermo Instrument Systems, Inc.

     Mr. Currie served as Chairman and Chief Executive Officer of Hughes Aircraft Company from March 1988 until his retirement in July 1992. From January 1976 until March 1988 Mr. Currie served as President and Chief Executive Officer of Delco Electronics.
He presently serves on the boards of directors of Unocal Corporation, Investment Company of America and U.S. Electricar.

     Mr. Norby has served as Senior Vice President and Chief Financial Officer of Mentor Graphics Corporation since September 1993. From July 1992 until September 1993 Mr. Norby served as President and Chief Executive Officer of Pharmetrix Corporation, a health care company located in Menlo Park, California. Mr. Norby served as President and Chief Operating Officer of Lucasfilm, Ltd. from February 1985 until May 1992. Additionally, from 1989 until May 1992 Mr. Norby served as Chairman, President and Chief Executive Officer of LucasArts Entertainment Company, a subsidiary of Lucasfilm, Ltd. Mr. Norby serves on the board of directors of Epitope, Inc.

Board Meetings and Committees

     The Board of Directors of the Company held a total of five meetings during the fiscal year ended January 1, 1995. The Board of Directors has an Audit Committee and a Compensation Committee.
The Board of Directors does not have a separate nominating committee.

     The Audit Committee, which consists of Mr. Currie (who serves as its chairman), Mr. Keyes and Mr. Norby, held two meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent accountants, and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Compensation Committee, which consists of Mr. Keyes (who serves as its chairman), Mr. Chu, Mr. Currie and Mr. Norby, held two meetings during the last fiscal year. The Compensation Committee reviews and approves the Company's executive compensation policy and makes recommendations concerning the Company's employee benefit plans.

     During the fiscal year ended January 1, 1995, all incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which they served.

Compensation of Directors

     Members of the Board of Directors who were not employees of the Company receive an annual fee of $20,000 paid on a prorated basis and $1,250 for each meeting they attend, plus expenses.
The Company's 1986 Directors' Stock Option Plan (the "1986 Directors Plan") as adopted by the Board of Directors and approved by the stockholders, provides for the grant of a nonstatutory stock option to purchase 15,000 shares of Common Stock of the Company to each of the Company's non-employee directors on the later of the effective date of the 1986 Directors Plan (which date was October 21, 1986) or the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock of the Company on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director is re-elected to serve on the Board of Directors, provided, on such date, he or she has served on the Board of Directors for at least six months. The 1986 Directors Plan provides that the exercise price shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the 1986 Directors Plan have a term of five years and are exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. Options granted pursuant to the 1986 Directors Plan may be exercised only while the optionee is a director of the Company or within six months after death or within ninety days after the optionee ceases to serve as a director of the Company.

REQUIRED VOTE

     Directors shall be elected by a plurality of the votes of the shares of the Company's Common Stock entitled to vote and represented in person or by proxy at the Annual Meeting. Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or may distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than five candidates.
However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes. The Company will exercise discretionary authority to cumulate votes in the event that additional persons are nominated at the Annual Meeting for election of directors

     While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the election of directors, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the annual meeting for the transaction of business.
In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Accordingly, the Company intends to treat broker non-votes with respect to the election of directors in this manner. Votes against, votes withheld and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality.

     MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.




                               PROPOSAL TWO

                 AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN


GENERAL

     The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in April 1983 and a total of 225,000 shares of Common Stock were initially reserved for issuance thereunder. From time to time since April 1983, the Board of Directors and stockholders have approved amendments to the Purchase Plan to increase the number of shares reserved for issuance thereunder to an aggregate of 6,975,000 shares, and to make certain additional amendments to the Purchase Plan.

AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
UNDER THE PURCHASE PLAN

     On February 13, 1995, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 750,000 shares to an aggregate of 7,725,000 shares. The stockholders are being asked to approve this amendment at the Annual Meeting.

     As of March 14, 1995, of the 6,975,000 shares reserved for issuance under the Purchase Plan (without giving effect to the February 1995 amendment), 6,300,217 shares had been issued. The Company estimates that it will utilize a substantial portion of the 674,783 remaining available shares in the exercise period ending September 30, 1995, leaving an inadequate number of shares available for issuance in the exercise period ending March 31, 1996.

     The Board of Directors believes that it is in the best interests of the Company to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Board of Directors believes that the shares remaining available for issuance pursuant to the Purchase Plan are insufficient for such purpose. Accordingly, at the Annual Meeting the stockholders are being requested to consider and to approve the amendment of the Purchase Plan to increase the number of shares reserved for issuance thereunder by 750,000 shares.

SUMMARY OF THE PURCHASE PLAN

     The essential features of the Purchase Plan are outlined below.

Purpose

     The purpose of the Purchase Plan is to provide employees of the Company and its majority-owned subsidiaries designated by the Board of Directors who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

Administration

     The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board, and is currently being administered by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan but may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to the Purchase Plan. No member of the Board of Directors who is eligible to participate in the Purchase Plan may be a member of the committee appointed to administer the Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

Eligibility

     Any person who is employed by the Company (or by any of its majority-owned subsidiaries designated by the Board of Directors) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan.
As of January 1, 1995, approximately 3,510 employees were eligible to participate in the Purchase Plan and approximately 1,350 of such eligible employees were participating.

Offering Dates

     The Purchase Plan is implemented by consecutive 24-month offering periods. The offering periods commence April 1 and October 1 of each year. Each offering period is composed of four six-month exercise periods. The Board of Directors has the power to alter the duration of the offering periods without stockholder approval if such change is announced 15 days prior to the scheduled beginning of the first offering period to be affected.

     Eligible employees become participants in the Purchase Plan by delivering to the Company's personnel office a subscription agreement authorizing payroll deductions. An eligible employee may participate in an offering period only if, as of the enrollment date of such offering period, such employee is not participating in any prior offering period which is continuing at the time of such proposed enrollment. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

Purchase Price

     The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period or 85% of the fair market value of a share of Common Stock on the applicable exercise date within such offering period. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors based upon the closing sales price as reported by the New York Stock Exchange on such date.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the Purchase Plan to include the regular straight time salary as of each payday during the offering period, exclusive of any payments for overtime, bonuses, commissions or incentive compensation. A participant may institute decreases in the rate of payroll deductions at any time and such decreases are immediately effective. Increases in the rate of payroll deductions are effective as of the commencement of any exercise period within the offering period.

     All payroll deductions are credited to the participant's account under the Purchase Plan; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose and such payroll deductions need not be segregated.

Purchase of Stock; Exercise of Option

     At the beginning of each offering period, by executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an offering period is determined by dividing the compensation which such participant has elected to have withheld during the exercise period by 85% of the fair market value of the Common Stock at the beginning of the offering period or on the applicable exercise date, whichever is lower; provided that such number shall not exceed 200% of the number of shares determined by dividing 10% of the employee's compensation to be accumulated over the offering period (determined as of the enrollment date) by 85% of the fair market value of a share of the Company's Common Stock on the enrollment date. Notwithstanding the foregoing, no employee may make aggregate purchases of stock of the Company and its majority-owned subsidiaries under the Purchase Plan and any other employee stock purchase plans qualified as such under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code") in excess of $25,000 (determined using the fair market value of the shares at the time the option is granted) during any calendar year.

Withdrawal

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, a participant may terminate his or her participation in the Purchase Plan at any time by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. All of the participant's accumulated payroll deductions will be paid to the participant promptly after receipt of his or her notice of withdrawal and his or her participation in the current offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period. No resumption of payroll deductions will occur on behalf of such participant unless such participant re-enrolls in the Purchase Plan by delivering a new subscription agreement to the Company during the applicable open enrollment period preceding the commencement of a subsequent offering period. A participant's withdrawal from the Purchase Plan during an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan.

Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Capital Changes

     If any change is made in the capitalization of the Company, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of the Company. In the event of the proposed dissolution or liquidation of the Company, the offering period then in progress will terminate immediately unless otherwise provided by the Board of Directors. In the event of the proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation, unless the Board of Directors determines, in its discretion, to accelerate the exercisability of all outstanding options under the Purchase Plan. The Board of Directors may also make provisions for adjusting the number of shares subject to the Purchase Plan and the purchase price per share if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of the Company's outstanding Common Stock.

Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, permit payroll deductions at a rate in excess of 10% of a participant's compensation, modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan.

Certain United States Federal Income Tax Information

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the offering date and more than one year after the exercise date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the grant and exercise of options under the Purchase Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. It is advisable that a participant contact his or her own tax advisor concerning the application of these tax laws.

STOCK PRICE

     The closing price of a share of the Common Stock on the New
York Stock Exchange on March 14, 1995 was $_______.

PLAN BENEFITS

     The Company cannot now determine the number of shares to be purchased in the future by the named executive officers, all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. In 1994 however, the following shares of Common Stock were purchased by such persons pursuant to the Purchase Plan:

     Name or Group                                 Number of Shares

     Wilfred J. Corrigan.......................         -0-
     Brian L. Halla............................        5,659
     Cyril F. Hannon...........................        5,327
     Albert A. Pimentel........................        4,484
     David R. LaRock...........................        4,454
     All Current Executive Officers
      (as a group).............................       21,619
     All employees (including current
      officers who are not executive officers).    1,095,631


REQUIRED VOTE

     Approval of the amendment to the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting, in person or by proxy, and entitled to vote at the Annual Meeting. Votes against are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such number of votes has been obtained.

     While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the Purchase Plan, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of shares present or represented and entitled to vote on the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes may not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes with respect to this proposal will not be considered shares entitled to vote and will not be counted in determining whether this proposal passes.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT
OF THE PURCHASE PLAN.  THE EFFECT OF AN ABSTENTION IS THE SAME AS
THAT OF A VOTE AGAINST THE AMENDMENT OF THE PURCHASE PLAN.





                              PROPOSAL THREE

       AMENDMENT TO THE 1991 EQUITY INCENTIVE PLAN TO INCREASE THE
            NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER


GENERAL

     The 1991 Equity Incentive Plan (the "1991 Incentive Plan") was adopted by the Board of Directors and approved by the stockholders in May of 1991 and a total of 2,000,000 shares of Common Stock were initially reserved for issuance thereunder. From time to time since May 1991, the Board of Directors and stockholders have approved amendments to the 1991 Incentive Plan to increase the number of shares reserved for issuance thereunder to an aggregate of 4,500,000 shares and to make certain additional amendments to the 1991 Incentive Plan.


PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR
ISSUANCE UNDER THE 1991 INCENTIVE PLAN

     On February 13, 1995, the Board of Directors approved an amendment to the 1991 Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares to an aggregate of 7,500,000 shares. The stockholders are being asked to approve this amendment at the Annual Meeting.

     As of March 14, 1995, options to purchase 4,469,713 shares had been granted and only 30,287 of the 4,500,000 shares reserved for issuance under the 1991 Incentive Plan (without giving effect to the February 1995 amendment) remain available for grant. Option grants in February 1995 totaled 1,365,175, including a grant of 700,000 shares by the Compensation Committee of the Board of Directors to Wilfred J. Corrigan, the Company's Chairman and Chief Executive Officer. The Board of Directors believes that it is in the best interest of the Company to be able to continue to create equity incentives to assist in attracting, retaining and motivating employees. The Board of Directors believes that the shares remaining available for granting of options pursuant to the 1991 Incentive Plan are insufficient for such purposes. Accordingly, at the Annual Meeting the stockholders are being requested to consider and to approve the amendment of the 1991 Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares. See SUMMARY OF THE 1991 INCENTIVE PLAN, following PROPOSAL FOUR, below.

STOCK PRICE

     The closing price of a share of the Common Stock on the New
York Stock Exchange on March 14, 1995 was $____.

PLAN BENEFITS

     The Company cannot now determine the number of options to be received in the future by the named executive officers, all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. See "EXECUTIVE COMPENSATION - Stock Option Grants and Exercises" for the number of stock options granted to the named executive officers in 1994. In 1994, options to purchase 78,000 shares of the Common Stock of the Company were granted to all current executive officers as a group, and options to purchase 962,125 shares of the Common Stock of the Company were granted to all employees (including current officers who are not executive officers).

REQUIRED VOTE

     Approval of this amendment to the 1991 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting, in person or by proxy, and entitled to vote at the Annual Meeting. Votes against are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such votes have been obtained.

     While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the 1991 Incentive Plan, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of shares present or represented and entitled to vote on the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes may not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes with respect to this proposal will not be considered shares entitled to vote and therefore will not be counted in determining whether this proposal passes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT
OF THE 1991 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED
THEREUNDER.  THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A
VOTE AGAINST THE AMENDMENT OF THE 1991 INCENTIVE PLAN.




                               PROPOSAL FOUR

    AMENDMENT TO THE 1991 EQUITY INCENTIVE PLAN TO APPROVE LIMITS
               ON OPTION GRANTS TO EMPLOYEES THEREUNDER

     Effective as of February 17, 1995, the Board of Directors, acting by unanimous written consent, approved an amendment to the 1991 Equity Incentive Plan (the "1991 Incentive Plan") to limit the aggregate number of shares of Common Stock as to which options could be granted to any one employee in any fiscal year of the Company to 750,000. The text of the amendment adds a new
Section 7(l) as follows:

     "(l) Limits. The following limitations shall apply to grants of Options to employees:

          (i) No employee shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

          (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization or organization as described in Sections 12 and 13.

          (iii) If an Option or other Right or grant made under the Plan is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12 or Section 13), the canceled Option, Right or other grant will be counted against the limit set forth in
     Section 7(l)(i), above. For this purpose, if the exercise price of an Option, Right or other grant is reduced, the transaction will be treated as a cancellation of the Option, Right or other grant and the grant of a new Option, Right or other grant."

PURPOSE OF THE PROPOSED AMENDMENT

     In 1993, the Internal Revenue Code of 1986 (the "Code") was amended to limit the deductibility of compensation paid to certain executive officers of publicly traded companies to $1,000,000 (Section 162(m)). Compensation that qualifies as "performance-based" is not included in calculating the $1,000,000 limitation. Performance-based compensation is compensation that, among other things, is based upon objective performance goals. Compensation from the exercise of stock options meets the requirements if, among other things, the grant is made by a compensation committee comprised solely of two or more outside directors and the plan states the maximum number of shares during a specified period that may be granted to any employee.

     The above-described amendment is necessary in order to meet the requirements of Section 162(m) of the Code. The Board of Directors believes that it is in the best interests of the Company to be able to continue to create equity incentives to assist in attracting, retaining and motivating employees, but the Board also believes that it is in the best interests of the stockholders for stock option based compensation to be a tax deductible item for the Company. See SUMMARY OF THE 1991 INCENTIVE PLAN, following this PROPOSAL FOUR.

STOCK PRICE

     The closing price of a share of the Common Stock on the New
York Stock Exchange on March 14, 1995 was $____.

PLAN BENEFITS

     The Company cannot now determine the number of options to be received in the future by the named executive officers, all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. See "EXECUTIVE COMPENSATION - Stock Option Grants and Exercises" for the number of stock options granted to the named executive officers in 1994. In 1994, options to purchase 78,000 shares of the Common Stock of the Company were granted to all current executive officers as a group, and options to purchase 962,125 shares of the Common Stock of the Company were granted to all employees (including current officers who are not executive officers).

REQUIRED VOTE

     Approval of this amendment to the 1991 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting, in person or by proxy, and entitled to vote at the Annual Meeting. Votes against are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such votes have been obtained.

     While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the 1991 Incentive Plan, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of shares present or represented and entitled to vote on the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes may not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes with respect to this proposal will not be considered shares entitled to vote and therefore will not be counted in determining whether this proposal passes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1991 INCENTIVE PLAN TO LIMIT THE NUMBER OF OPTIONS THAT MAY BE GRANTED TO ANY EMPLOYEE IN A PARTICULAR FISCAL YEAR. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE AMENDMENT OF THE 1991 INCENTIVE PLAN.



                   SUMMARY OF THE 1991 INCENTIVE PLAN

     The essential features of the 1991 Incentive Plan are outlined below.

Purpose

     The purpose of the 1991 Incentive Plan is to enable the Company to provide an incentive to eligible employees, including officers, and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business.

Eligibility

     Employees, including officers, and consultants of the Company and its majority-owned subsidiaries (as well as majority-owned subsidiaries of the Company's majority-owned subsidiaries) whom the Board deems to have the potential to contribute to the future success of the Company are eligible to receive awards under the 1991 Incentive Plan.

Administration

     The 1991 Incentive Plan shall be administered by (i) the Board of Directors if the Board may administer the 1991 Incentive Plan in compliance with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or
(ii) a committee appointed by the Board and constituted so as to permit the 1991 Incentive Plan to comply with the provisions of Rule 16b-3. If permitted by Rule 16b-3, the 1991 Incentive Plan may be administered by different bodies with respect to employees who are directors, non-director officers, employees who are neither directors nor officers and consultants. For the purposes of this plan description, the term "Committee" shall mean either the committee appointed by the Board or the Board, whichever is administering the 1991 Incentive Plan. All questions of interpretation or application of the 1991 Incentive Plan are determined in the sole discretion of the Committee, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1991 Incentive Plan but may not be a member of a committee appointed to administer the 1991 Incentive Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1991 Incentive Plan.

Stock Options

     The 1991 Incentive Plan permits the granting of stock options that either are intended to qualify as Incentive Stock
Options ("ISOs") or are not intended to so qualify ("Nonstatutory
Stock Options" or "NSOs").

     The option exercise price for each share covered by an option may be less than the fair market value of a share of Common Stock on the date of grant of such option. However, in the case of an ISO, the option exercise price shall be no less than 100% of the fair market value of a share of Common Stock on the date such option is granted, subject to certain additional conditions set forth in the 1991 Incentive Plan with respect to grants to 10% stockholders. In the case of an NSO, the option exercise price shall be no less than 50% of the fair market value of the Common Stock on the date the option is granted. The number of shares of Common Stock for which options or rights may be granted at less than the fair market value on the date of grant shall not exceed three percent of the total number of shares authorized under the 1991 Incentive Plan; provided, however, that the price shall not be less than 50% of the fair market value on the date of grant.

     The term of each option will be fixed by the Board but may not exceed ten years from the date of grant in the case of ISOs (five years in the case of ISOs granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of the Company or of any subsidiary). The Committee will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

      The exercise price of options granted under the 1991 Incentive Plan, including applicable withholding, must be paid in full on the exercise date. The method of payment shall be determined by the Committee and may consist of cash, check, promissory note, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the option, delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, delivery of an irrevocable subscription agreement for the shares which obligates the optionee to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, any combination of the foregoing methods of payment or such other consideration and method of payment for the issuance of shares to the extent permitted under the Delaware General Corporation Law.

     Under the 1991 Incentive Plan, if an employee's employment terminates for any reason, including retirement, an option may thereafter be exercised (to the extent it was then exercisable) within such time period as is determined by the Committee (which shall be no more than 90 days in the case of an ISO), subject to the stated term of the option. If the Committee has determined that an employee was discharged for just cause (as defined in the 1991 Incentive Plan), such employee shall have no further rights under the 1991 Incentive Plan or under any option granted to him or her under the plan. If an optionee's employment is terminated by reason of the optionee's death, the option will be exercisable for six months following the date of death or such period as is determined by the Committee, subject to the stated term of the option. Options granted to consultants shall have such terms and conditions with respect to the effect of termination of the consulting relationship (including upon the death of the consultant) as the Committee shall determine in each case.

     To qualify as ISOs, options must meet additional federal tax requirements under the Internal Revenue Code of 1986, as amended (the "Code"). Under current law, these requirements include limits on the value of ISOs that may become first exercisable annually with respect to any optionee, and a shorter exercise period and a higher minimum exercise price in the case of stockholders having a 10% equity interest in the Company.

Stock Appreciation Rights

      Although no stock appreciation rights ("SARs") have ever been granted under the 1991 Incentive Plan, the Committee may also grant SARs, either in connection with the grant of options or independent of the grant of options. Upon exercise of an SAR granted in connection with an option, the holder is entitled to receive an amount of cash, Common Stock of the Company or any combination thereof (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by the surrendered portion of the related option on the date of exercise over the aggregate exercise price of the shares covered by the surrendered portion of the related option. Notwithstanding the foregoing, the Committee may limit the amount that may be paid to the optionee upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related option. The exercise of an SAR will result in cancellation of the related option, to the extent surrendered on exercise of the SAR. An SAR granted in connection with an option shall be exercisable only when and to the extent that the related option is exercisable and shall expire no later than the date on which the related option expires.

     SARs granted without related options entitle the holder, upon exercise of the SAR, to receive an amount of cash, Common Stock of the Company or any combination thereof (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by the exercised portion of the SAR on the date of exercise over the fair market value of the shares covered by the exercised portion of the SAR as of the date of grant of the SAR; provided, however, that the Committee may limit the amount that may be paid to the holder upon exercise of such SAR. An SAR granted independent of options shall be exercisable, in whole or in part, at such times as the Committee shall determine.

Stock Purchase Rights

     The 1991 Incentive Plan provides for the grant of stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the 1991 Incentive Plan and/or cash awards made outside of the 1991 Incentive Plan. The Committee shall determine the terms of each stock purchase right, including the number of shares of Common Stock that the purchaser shall be entitled to purchase, the price to be paid for the shares (which price in the case of persons subject to Section 16 of the Exchange Act shall not exceed the par value of the Company's Common Stock) and the time within which the right must be exercised, which shall in no event exceed 60 days from the date the stock purchase right was granted. At the time of exercise of a stock purchase right, the purchaser and the Company will enter into a Restricted Stock Purchase Agreement pursuant to which the Company shall have a right to repurchase, at the original purchase price, any unvested shares in the event of the purchaser's voluntary or involuntary termination of employment or consulting relationship, including by reason of death or disability.

Stock Bonuses

     The 1991 Incentive Plan also provides for the award of stock bonuses to employees and consultants. Stock bonuses may be granted either alone or in addition to other awards under the 1991 Incentive Plan. Stock bonuses are generally granted in consideration of past services rendered to the Company or its subsidiaries. The Committee shall determine, in its sole discretion, the terms of each stock bonus, and shall determine the performance or employment-related factors to be considered in granting stock bonuses and the extent to which such stock bonuses have been earned.

Adjustments for Recapitalizations and Reorganizations

     In the event of a stock dividend, stock split combination or similar event, the number of shares of Common Stock available for issuance under the 1991 Incentive Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any outstanding option, SAR, stock purchase right or stock bonus, and, where applicable, the exercise price thereof, shall be proportionately adjusted.

     In the event of a merger, reorganization, liquidation or similar event, the Board of Directors shall, with respect to outstanding options, SARs, stock purchase rights or stock bonuses either provide for the assumption or substitution of such awards or provide that the options or rights must be exercised within 30 days. In either case, the Board or the Committee may, in its discretion, provide for accelerated vesting of such awards.

Amendment and Termination

     The Board may amend, alter, suspend or discontinue the 1991 Incentive Plan at any time, but such amendment, alteration, suspension or discontinuation shall not impair the rights of any participant in the 1991 Incentive Plan, without the participant's consent. Subject to the specific terms of the 1991 Incentive Plan, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

     In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1991 Incentive Plan amendment, in such a manner and to such a degree as required to comply with such laws or regulations.

Certain United States Federal Income Tax Information

     The following is only a brief summary of the effect of federal income taxation upon the participant and the Company under the 1991 Incentive Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a participant may reside.

     Stock Options. If an option granted under the 1991 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alterative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alterative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to
Section 16 of the Exchange Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

     All other options which do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

     Stock Appreciation Rights. A recipient will not recognize any taxable income in connection with the grant of an SAR. On exercise of an SAR for cash, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Common Stock of the Company) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

     If the recipient receives shares of Common Stock of the Company upon exercise of an SAR, the tax consequences on purchase and sale of such shares will be the same as those discussed above for NSOs. See "Special Rules Applicable to Corporate Insiders."

     Stock Purchase Rights. Stock purchase rights will generally be subject to the tax consequences discussed above for NSOs.

     Stock Bonus Awards. A recipient who receives fully vested shares of Common Stock pursuant to a stock bonus award will generally recognize ordinary income in the year of receipt equal to the fair market value of the stock on the date of grant. If the recipient receives stock subject to vesting pursuant to a stock bonus award, the recipient will recognize ordinary income equal to the fair market value of the stock at the time the award vests (unless a Section 83(b) election is timely filed at the time of grant). Different timing rules may apply if the recipient is subject to Section 16(b) of the Exchange Act.

     If the recipient is an employee, any amount included in income will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the stock bonus award.

     Special Rules Applicable to Corporate Insiders. In the case of an individual who could be subject to suit under Section 16(b) of the Exchange Act in the event he or she disposes of the shares acquired upon exercise of a stock option, an SAR, or any other incentive right granted under the 1991 Incentive Plan ("Insider"), such Insider will not recognize ordinary income at the time of exercise of the option or right. Instead, the time of taxation and withholding requirements will be generally deferred until the date that the insider would no longer be subject to suit upon disposition of such shares. The Insider will recognize ordinary income at that time in an amount equal to the excess of the then fair market value of the shares over the purchase price (if any).

     If the recipient is an employee, any amount included in income will be subject to withholding by the Company. An Insider can avoid this deferral provision by filing a Section 83(b) election within 30 days after exercise of the option or right.

     Capital Gains. Under current law the tax on long-term capital gains is capped at 28%. Short-term capital gain is fully included in gross income and taxed at the same rates as ordinary income. Capital losses are allowed in full against capital gains plus $3,000 of other income.



                               PROPOSAL FIVE

                APPROVAL OF 1995 DIRECTOR OPTION PLAN AND
          RESERVATION OF 250,000 SHARES FOR ISSUANCE THEREUNDER

GENERAL

     The 1995 Director Option Plan (the "1995 Director Plan"), was adopted by the Board of Directors on February 17, 1995, and 250,000 shares of Common Stock were reserved for issuance thereunder. The terms of the 1995 Director Plan provide that it shall become effective on June 1, 1995.

     Upon approval by the stockholders, the 1995 Director Plan will replace the 1986 Directors Plan. On the effective date of the 1995 Director Plan, the 1986 Directors Plan will terminate and no new options shall be granted thereunder. The shares remaining for grant under the 1986 Directors Plan will be de-listed and will remain authorized but unissued and unreserved shares of the Common Stock of the Company.

     Under the 1986 Directors Plan, non-employee Directors are granted stock options to purchase up to 5,000 shares of Common Stock if they are re-elected at an Annual Meeting of Stockholders. After the 1995 Annual Meeting there will be reserved and available for new option grants under the 1986 Directors Plan less than the 15,000 shares needed should a new director be appointed or elected before the next Annual Meeting. Because of the limited number of remaining shares available for option grants under the 1986 Directors Plan and because of its impending termination in 1996, the Company believes that approval of the 1995 Director Plan is necessary for the Company to attract and retain the best available personnel for service as directors, to provide additional incentive to non-employee directors and to encourage their continued service.

SUMMARY OF 1995 DIRECTOR PLAN

     The essential features of the 1995 Director Plan are outlined below.

Purpose

     The purposes of the 1995 Director Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors and to encourage their continued service on the Board.

Administration

     The 1995 Director Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors of the Company. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1995 Director Plan.

Eligibility

     The 1995 Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company ("Outside Director"). Each outside director shall be granted an option to purchase 15,000 shares of Common Stock (the "First Option") on the date on which he or she first becomes an Outside Director; provided, however, that no Outside Director who was an Outside Director immediately prior to the effective date of the 1995 Director Plan (June 1, 1995) will receive a First Option. In addition, on April 1 of each year, each Outside Director shall automatically be granted an option to purchase 7,500 shares of Common Stock of the Company (a "Subsequent Option"), if on such date he or she shall have served on the Board of Directors for at least six months. The 1995 Director Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one non-employee director but does provide for the number of shares which may be included in any grant and the method of making a grant.

     Currently there are five seats on the Board of Directors of the Company, four of which are occupied by non-employee directors, each of whom will be eligible to participate in the Plan, subject to the terms and conditions stated below.

Terms of Options

     Options granted under the 1995 Director Plan have a term of ten years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions.

          (a)  Exercise of the Option.  Options become
     exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of any of the following, or any combination of them: (i) cash, (ii) check, (iii) other shares (which, in the case of shares acquired upon exercise of an option granted under the 1995 Director Plan, shall have been owned by the optionee for more than six months on the date of surrender).

          (b) Option Price. The Board of Directors determines such fair market value based upon the closing price of the Common Stock on the New York Stock Exchange on the date of grant. If the date of grant is not a trading day, the price shall be determined as of the next trading day immediately following the date of grant.

          (c) Termination of Status as a Director. The 1995 Director Plan provides that if there is any break in continuous service of an optionee as a director (other than as a result of death or total and permanent disability), the optionee may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within three months following the date of such cessation. Notwithstanding the foregoing, in no event may an option be exercised after its ten year term has expired.

          (d) Death. If an optionee should die while serving as a director of the Company, the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within twelve months following the date of the optionee's death. Notwithstanding the foregoing, in no event may an option be exercised after its ten year term has expired.

          (e) Disability. If an Optionee's continuous service as a director terminates as a result of total and permanent disability, the optionee may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within 12 months following the date of such cessation. Notwithstanding the foregoing, in no event may an option be exercised after its ten year term has expired.

          (f) Non-transferability of Options. An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised during the lifetime of the optionee only by the optionee.

Adjustment Upon Changes in Capitalization and Other Events

     Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding option, the number of shares which have been authorized for issuance under the 1995 Director Plan but as to which no options have yet been granted, as well as the price per share covered by each such outstanding option, and the number of shares issuable on exercise of options granted pursuant to the automatic grant provisions of the 1995 Director Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company (excluding conversion of any convertible securities). In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

Amendment and Termination

     The Board of Directors may at any time amend, alter, suspend or discontinue the 1995 Director Plan; provided, however, that the 1995 Director Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In addition, the Company shall obtain stockholder approval of any amendment to the 1995 Director Plan to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934. No action by the Board of Directors or stockholders, however, may alter or impair any option previously granted under the 1995 Director Plan without the consent of the optionee. In any event, the 1995 Director Plan will terminate in 2005. Finally, continuance of the 1995 Director Plan is subject to approval by the stockholders at or prior to the 1995 Annual Stockholders Meeting.

Certain United States Federal Income Tax Information

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Director
Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the 1995 Director Plan are nonstatutory options ("NSO"). An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under the Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss).
The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

     As each of the directors eligible to participate in the 1995 Director Plan could be subject to suit under Section 16(b) of the Exchange Act in the event he or she disposes of the shares acquired upon exercise of a stock option granted under the 1995 Director Plan, such directors will not recognize ordinary income at the time of exercise of the option or right. Instead, the time of taxation generally will be deferred until the date that the director would no longer be subject to suit upon disposition of such shares. The directors will recognize ordinary income at that time in an amount equal to the excess of the then fair market value of the shares over the purchase price (if any). A director can avoid this deferral by filing a Section 83(b) election within 30 days after exercise of the option or right.

STOCK PRICE

     The closing price of a share of the Common Stock on the New
York Stock Exchange on March 14, 1995 was $______.

PLAN BENEFITS

     Non-employee directors are the only eligible participants in the 1995 Director Plan. Directors are eligible to receive an option to purchase 7,500 shares of the Common Stock of the Company on April 1 of each year beginning April 1, 1996. In addition, new directors are eligible to receive an initial grant of 15,000 shares on the date on which he or she first becomes a director. See SUMMARY OF 1995 DIRECTOR PLAN, above.

REQUIRED VOTE

     Approval of the amendment to the 1995 Director Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting, in person or by proxy, and entitled to vote at the Annual Meeting. Votes against are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such number of votes has been obtained.

     While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the 1995 Director Plan, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of shares present or represented and entitled to vote on the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes may not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes with respect to this proposal will not be considered shares entitled to vote and will not be counted in determining whether this proposal passes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
1995 DIRECTOR PLAN.  THE EFFECT OF AN ABSTENTION IS THE SAME AS
THAT OF A VOTE AGAINST APPROVAL OF THE 1995 DIRECTOR PLAN.




                               PROPOSAL SIX

            AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

GENERAL

     The Restated Certificate of Incorporation of the Company, as currently in effect, provides that authorized capital stock shall consist of 73,500,000 shares of Common Stock, $0.01 par value, and 2,000,000 shares of Preferred Stock. The proposed amendment would increase the number of shares of Common Stock authorized for issuance by 176,500,000 to a total of 250,000,000 shares. As more fully described below, the proposed amendment is intended to provide the Company flexibility to meet its future needs for unreserved Common Stock. As more fully described below, the proposed amendment is intended to provide the Company flexibility to meet its future needs for unreserved Common Stock.

REASONS FOR THE PROPOSED AMENDMENT

     The Company's number of authorized shares of Common Stock has remained at 73,500,000 since 1986. Since that time, the Company's market capitalization has increased to approximately
$2,188,655,275 as of February 2, 1995.

     As of February 2, 1995, 57,183,177 shares of the Common Stock were issued and outstanding; 5,867,350 shares were reserved for issuance upon conversion of certain convertible notes; 3,162,500 shares were reserved for the recently completed equity offering; and 5,921,419 shares were reserved for issuance under the Company's employee stock benefit plans, leaving only 1,365,554 shares of Common Stock available for future issuance. This number is not sufficient to even cover the number of shares proposed herein to be added to the Company's Purchase Plan, 1991 Incentive Plan and the 1995 Director Plan.

     The Company's Board of Directors believes that it is necessary to increase the current number of authorized shares of Common Stock not only to provide shares for issuance under such employee benefit plans, but also to give the Company flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions of property, use for employee benefit plans and for other general corporate purposes. The semiconductor industry is capital intensive. In order to remain competitive, the Company must continue to make significant investments in new facilities and capital equipment. The Company may need to seek additional equity or debt financings to fund further expansion. Having such additional authorized Common Shares available for issuance in the future would allow the Board of Directors to issue shares of Common Stock the delay and expense associated with seeking shareholder approval. Elimination of such delays and expense occasioned by the necessity of obtaining stockholder approval will better enable the Company, among other things, to engage in financing transactions and acquisitions as well as to take advantage of changing market and financial conditions.

POSSIBLE EFFECTS OF THE AMENDMENT

     If the proposed amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no pre-emptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. The effects of the authorization of additional shares of Common Stock may also include dilution of the voting power of currently outstanding shares and reduction of the portion of dividends and of liquidation proceeds payable to the holders of currently outstanding Common Stock.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, an effect of the increase in the number of authorized shares of Common Stock may be to deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price.

     In November 1988, the Board of Directors established a Shareholder Rights Plan ("Rights Plan") and issued under the Rights Plan as a dividend to the holders of Common Stock, rights to purchase Series A Participating Preferred Stock. In the event the rights become exercisable, the Company might have to issue a substantial number of new shares of Common Stock in order to effectuate to Rights Plan. Although under the Rights Plan the Company is not now obligated to reserve shares of Common Stock for issuance thereunder, a failure to have sufficient authorized shares available could result in a delay or failure of implementation of all aspects of the Rights Plan. A copy of the Rights Agreement was filed with the Securities and Exchange Commission on November 21, 1988 as an exhibit to the Registration Statement on Form 8-A pursuant to Section 12(a) of the Securities Exchange Act of 1934. The foregoing brief description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Agreement.

     The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose additional anti-takeover measures in the foreseeable future.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve PROPOSAL SIX. If the proposed amendment to the Restated Certificate of Incorporation is approved by the stockholders, such amendment will become effective upon filing an amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State. If the amendment is authorized, the text of the first paragraph of
Article 4 of the Company's Restated Certificate of Incorporation will be as follows:

     "This corporation is authorized to issue two classes of shares designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which this corporation shall have authority to issue is Two Hundred Fifty-Two Million (252,000,000) of which Two Hundred Fifty Million (250,000,000) shall be Common Stock with a par value of $0.01 per share and Two Million (2,000,000) shall be Preferred Stock with a par value of $0.01 per share."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.
THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST
THE AMENDMENT OF THE CERTIFICATE.




                              PROPOSAL SEVEN

          RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


     The Board of Directors has selected Price Waterhouse, independent accountants, to audit the consolidated financial statements of the Company for its 1995 fiscal year and recommends that the stockholders vote for ratification of such appointment. If there is a negative vote on such ratification, the Board of Directors will reconsider its selection. Price Waterhouse has audited the Company's consolidated financial statements since the fiscal year ended December 31, 1981. Representatives of Price Waterhouse are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE AS THE
INDEPENDENT ACCOUNTANTS FOR THE 1995 FISCAL YEAR.  THE EFFECT OF
AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.




                          EXECUTIVE COMPENSATION


     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000, information concerning all reportable compensation awarded to, earned by or paid to each for services to the Company in all capacities during the fiscal year ended January 1, 1995, as well as such compensation for each such individual for the Company's previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).


                 SUMMARY COMPENSATION TABLE

                    Annual Compensation
                                                     Other Annual
Name and                                             Compensation
Principal Position      Year     Salary    Bonus     ($) <F1>

Wilfred J. Corrigan    1994     $563,846  $575,000   $ 9,600
Chief Executive        1993     $530,077  $400,000   $16,600
 Officer               1992     $500,000  None       $ 9,600

Brian L. Halla         1994     $299,231  $250,000   $12,274
Executive Vice         1993     $280,481  $200,000   $ 8,500
 President, LSI Logic  1992     $236,250  None       $17,104
 Products

Cyril F. Hannon        1994     $279,615  $175,000   $ 8,400
Executive Vice         1993     $261,538  $170,000   $ 8,400
 President, Worldwide  1992     $235,385  None       $ 8,400
 Operations

Albert A. Pimentel     1994     $236,923  $160,000   $ 9,295
Senior Vice President  1993     $222,923  $150,000   $ 9,400
 Finance and Chief     1992     $ 78,558  None       $ 3,613
 Financial Officer

David R. La Rock       1994     $233,692  $125,000   $ 9,092
Senior Vice President  1993     $222,373  $ 90,000   $ 8,850
  U.S. Marketing       1992     $182,255  $ 27,957   $13,530
  & Sales

<F1>  Includes amounts paid for car allowances and tax planning.


                      SUMMARY COMPENSATION TABLE
                        Long Term Compensation

                                Awards               Payouts
                                                           All
                             Restricted                   Other
                             Stock     Options/   LTIP    Compen-
                       Year  Awards      SARs    Payouts  sation
                             ($)<F2>    (#)<F3>  ($)<F4>  ($)<F5>

Wilfred J. Corrigan    1994  0         0           0      $41,351
                       1993  0         125,000     0      $28,483
                       1992  0         0           0      $ 4,032

Brian L. Halla         1994  0         15,000      0      $20,636
                       1993  0         50,000      0      $14,321
                       1992  0         75,000      0      $ 2,436

Cyril F. Hannon        1994  0         15,000      0      $23,313
                       1993  0         50,000      0      $17,391
                       1992  0         30,000      0      $ 4,032

Albert A. Pimentel     1994  0         10,000      0      $15,336
                       1993  0         15,000      0      $10,316
                       1992  0         125,000     0      $   385

Darvid R. LaRock       1994  0         10,000      0      $18,251
                       1993  0         10,000      0      $13,424
                       1992  0         50,000      0      $ 2,081

<F2>  The Company has not granted any restricted stock rights.
<F3>  The Company has not granted any stock appreciation rights.
<F4>  The Company does not have any Long Term Incentive Plans as that term is defined in the regulations.
<F5>  "All Other Compensation" is itemized as follows:
      - In 1994, Mr. Corrigan received $34,301 for profit sharing , $750 for a patent award, and $6,300 for group term life insurance. In 1993, Mr. Corrigan received $22,183 for profit sharing and $6,300 for group term life insurance. In 1992, Mr. Corrigan received $4,032 for group term life insurance.
      - In 1994, Mr. Halla received $18,200 for profit sharing and $2,436 for group term life insurance. In 1993, Mr. Halla received $11,886 for profit sharing and $2,436 for group term life insurance. In 1992, Mr. Halla received $2,436 for group term life insurance.
      - In 1994, Mr. Hannon received $17,013 for profit sharing and $6,300 for group term life insurance. In 1993, Mr. Hannon received $11,091 for profit sharing and $6,300 for group term life insurance. In 1992, Mr. Hannon received $4,032 for group term life insurance.
      - In 1994, Mr. Pimentel received $14,412 for profit sharing and $924 for group term life insurance. In 1993, Mr. Pimentel received $9,392 for profit sharing and $924 for group term life insurance. In 1992, Mr.
          Pimentel received $385 for group term life insurance.
      -   In 1994, Mr. LaRock received $14,219 for profit sharing
          and $4,032 for group term life insurance.  In 1993,
          Mr. LaRock received $9,392.31 for profit sharing and $4,032 for group term life insurance. In 1992, Mr. LaRock received $4,032 for group term life insurance.


Stock Option Grants and Exercises

     The following tables set forth the stock options granted to the named executive officers under the Company's stock option plans and the options exercised by such named executive officers during the fiscal year ended January 1, 1995.

     The Option/SAR Grant Table sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.



          OPTION/SAR<F1> GRANTS IN LAST FISCAL YEAR

    LSI Logic Corporation 1991 Equity Incentive Plan <F2>

                            Individual Grants

Name                        Percent of
                            Total Options/  Exercise
                 Options/   SARs granted    or Base
                   SARs      to Employees    Price      Expiration
                 Granted(#) in Fiscal Year  ($/share)     Date

Wilfred J. Corrigan 0           0%          N/A          N/A
Brian L. Halla      15,000      1.4%        $21.50       05/06/04
Cyril F. Hannon     15,000      1.4%        $21.50       05/06/04
Albert A. Pimentel  10,000      1.0%        $21.50       05/06/04
David R. LaRock     10,000      1.0%        $21.50       05/06/04

<F1>  The Company has not granted any stock appreciation rights.
<F2>  The material terms of the grants (other than those set forth in the table) are: (a) The exercise price of the options is the fair market value of Common Stock as of the date of grant; (b)
The options vest cumulatively in equal 25% increments on each of the first four anniversaries of the date of grant; (c) To the extent unexercised, the options lapse after ten years; (d) The options are non-transferrable and are only exercisable during the period of employment of the optionee, subject to limited exceptions in the cases of certain terminations, death or permanent disability of the optionee.


                  Potential Realizable Value
Assumed Annual Rates of Stock Price Appreciation for Option Term

Name                                   5%            10%

Wilfred J. Corrigan                    $0            $0
Brian L Halla                          $202,819      $513,982
Cyril F. Hannon                        $202,819      $513,982
Albert A. Pimentel                     $135,212      $342,655
David R. LaRock                        $135,212      $342,655


   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
               AND YEAR-END VALUES<F1>

      LSI Logic Corporation 1991 Equity Incentive Plan


Name                     Number of Shares
                         Acquired on Exercise   Value Realized

Wilfred J. Corrigan      131,250                $2,173,375
Brian L. Halla           50,000                 $1,087,663
Cyril F. Hannon          102,500                $3,071,875
Albert A. Pimentel       12,900                 $  295,425
David R. LaRock          16,250                 $  255,313
__________________

<F1> The Company has not granted any stock appreciation rights.


Name                     Total Number of Unexercised Option
                                  Held at Fiscal Year End
                         Exercisable         Unexercisable

Wilfred J. Corrigan      0                   93,750
Brian L. Halla           85,000              95,000
Cyril F. Hannon          81,250              73,750
Albert A. Pimentel       31,250              83,750
David R. LaRock          0                   42,500



Name                      Total Value<F2> of Unexercised
                          In-the-Money Options Held at
                               Fiscal Year End
                          Exercisable             Unexercisable
Wilfred J. Corrigan       $0                      $2,753,906
Brian L. Halla            $2,762,188              $2,772,188
Cyril F. Hannon           $2,615,938              $2,060,313
Albert A. Pimentel        $1,089,844              $2,698,906
David R. LaRock           $0                      $1,234,688

<F2>  Total value of vested options based on fair market value of
Company's Common Stock of $40.375 per share as of December
31, 1994.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


Overview and Philosophy

     The Compensation Committee (the "Committee") of the Board of
Directors establishes the overall executive compensation strategies of the Company and approves compensation elements for the chief executive officer and other executive officers. The
Committee periodically reviews its approach to executive compensation.

     The Committee is comprised of all of the independent, non-employee members of the Board of Directors (four), none of whom have interlocking relationships as defined by the Securities and Exchange Commission. The Committee has available to it such external compensation advice and data as the Committee deems appropriate to obtain.

     The compensation philosophy of the Committee is to provide a comprehensive compensation package for each executive officer that is well suited to support accomplishment of the Company's business strategies, objectives and initiatives. For incentive-based compensation, the Committee considers the desirability of structuring such compensation arrangements so as to qualify for deductibility under Section 162(m) of the Internal Revenue Code. As the Committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the Committee reaches its decisions with a view towards the Company's overall financial performance.


Executive Officer Compensation

     The Committee's approach is based upon a belief that a substantial portion of aggregate annual compensation for executive officers should be contingent upon the Company's performance and an individual's contribution to the Company's success. In addition, the Committee strives to align the interests of the Company's executive officers with the long-term interests of shareholders through stock option grants that can result in ownership of the Company's Common Stock. The Committee endeavors to structure each executive officer's overall compensation package to be consistent with this approach and to enable the Company to attract, retain and reward personnel who contribute to the success of the Company.

     The Company's compensation program for executive officers is based on the following guidelines:

* Establishment of salary levels and participation in generally available employee benefit programs based on competitive compensation package practices.

*    Utilization of a performance-based, cash incentive plan.

* Inclusion of equity opportunities that create long term incentives based upon increases in shareholder return.

     For 1994 the Committee approved and made awards pursuant to a cash incentive plan that provided for bonus awards to be made to the executive officers and other members of senior management. The plan established a minimum level of operating income to be achieved by the Company for the year before any payments would be made under the plan. The plan also allowed upward adjustments in awards to be made if the minimum operating income target was exceeded. In addition, per the plan's provisions, except as to his own eligibility for an award under the plan, the CEO was authorized to determine individual bonus award amounts pursuant to his judgment of each participant's relative personal contributions to the Company's performance, subject to the approval of the Committee of awards to executive officers. The Company also established and applied an aggregate budget for all awards to be made under the plan.

     The Company's operating income exceeded the target established under the plan. As a result, the bonus awards to executive officers under the plan were increased over plan targets, as permitted by the plan, and upon the recommendation of the CEO were approved by the Committee. The total of all payments under the plan were within the budget approved previously by the Committee.

     Based upon the guidelines set forth above, during 1994 the Committee approved a budget for increases in executive officers' base salary levels. Increases in base salary amounts for individual executive officers were then made pursuant to the CEO's judgment and discretion in satisfying the Company's compensation philosophy set forth above, which increases, in the aggregate, were within the budget that had been approved by the Committee. The general level of compensation of the Company's executive officers is in median of ranges of compensation information sources against which the Company makes competitive comparisons.

     The Company maintains a set of guidelines for use in making recommendations to the Committee on individual grants of stock options, including the size of such grants, to executive officers. Options to purchase the Common Stock of the Company were granted to the executive officers by reference to the guidelines. These guidelines are developed by reference to external published surveys and other information that are believed to fairly reflect the competitive environment in which the Company operates and which are consistent with the compensation principles set forth above.
Chief Executive Officer Compensation

     Mr. Corrigan has been CEO of the Company since its founding in 1980. His base salary prior to the beginning of fiscal 1994 was $550,000, which was increased to $580,000 during 1994, based upon reference to external competitive pay practices, the above described compensation approach to executive officers and an independent assessment by this Committee of Mr. Corrigan's performance.

     The Committee also awarded Mr. Corrigan a cash bonus in the amount of $575,000, based upon its evaluation of Mr. Corrigan's performance under the provisions of the incentive plan applicable to the other executive officers. Competitive pay practice data evaluated by the Committee was derived from an information base comprising a group of other technology companies, many of which are included in the Hambrecht & Quist Technology Index, as compiled by an externally generated information source. The base salary established by the Committee for the CEO falls in the median of the range of such information used for competitive comparisons.

     During 1994 the Committee did not make any grants of stock options to Mr. Corrigan. The Committee believes Mr. Corrigan has managed the Company well, and has achieved distinguished results, including in terms of revenue, gross margin, operating income and net income growth.

                         MEMBERS OF THE COMPENSATION COMMITTEE

February 13, 1995                 James H. Keyes
                                  T.Z. Chu
                                  Malcolm R. Currie
                                  R. Douglas Norby


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are set forth in the preceding section as well as in Proposal One. There are no members of the Compensation Committee who were: officers or employees of the Company or any of its subsidiaries during the fiscal year, formerly officers of the Company, or had any relationship otherwise requiring disclosure hereunder.



PERFORMANCE GRAPH

     The stock price performance shown on the graph following is not necessarily indicative of future price performance.


              Comparison of Five Year Cumulative Total Return
                Among LSI Logic Corporation<F1>, S&P 500 Index
                  and Hambrecht & Quist Technology Index


Year          LSI Logic        Standard &          Hambrecht &
(12/31)       Corporation      Poors 500           Quist

1989          $100             $100                $100
1990          $88              $97                 $91
1991          $114             $126                $135
1992          $151             $136                $155
1993          $223             $150                $170
1994          $567             $152                $197

<F1> The Company operates on a 52/53 week fiscal year which ends on the Sunday closest to the December 31. Accordingly, the Company's last trading day of its fiscal year may vary. For consistent presentation and comparison to the industry indices shown herein, the Company has calculated its stock performance graph assuming a December 31 year end.




CERTAIN TRANSACTIONS

     In January 1992, the Company loaned to James S. Koford, a former executive officer of the Company, the amount of $350,000 pursuant to an unsecured promissory note, with an annual interest rate of 8% in order for Mr. Koford to meet personal financial commitments. In April 1992, the Company loaned to Mr. Koford $14,900 for personal financial commitments with interest at 8% per year. The loan was due and payable May 11, 1992. The note was not repaid and interest on that note accrued through August 31, 1992. On September 1, 1992, additional funds of $60,000 were loaned to Mr. Koford and such amount plus all indebtedness under the two promissory notes, including accrued interest, was consolidated into a new promissory note in the amount of $435,850 with interest at 8% per year. In November, 1993 Mr. Koford repaid principal in the amount of $50,000 and, in December 1993, all indebtedness plus accrued interest was consolidated into a new promissory note in the amount of approximately $394,567 with interest at 8% per year. As of December 1, 1994, Mr. Koford had repaid principal and interest of $280,058. The remaining balance was consolidated into a new promissory note with interest at 8% per year and is due and payable February 28, 1995. On February 28, 1995, Mr. Koford repaid the loan in full. The largest aggregate amount outstanding at any time during 1994 attributable to loans to Mr. Koford was $402,458.38.

     The Company, through its European affiliate, LSI Logic Europe plc, maintained a salary continuation arrangement for Horst G. Sandfort, a former executive officer of the Company.
The arrangement provided that if, prior to May 7, 1995, Mr. Sandfort were dismissed or asked to resign from employment with the Company or any of its affiliated companies (for any reason other than misconduct), Mr. Sandfort would be entitled to receive a payment equivalent to one year's salary (at date of termination), up to a maximum of DM 570,000. Further, in May 1991, LSI Logic GmbH, a wholly-owned subsidiary of LSI Logic Europe plc, a 98% owned affiliate of the Company, loaned to Mr. Sandfort DM 600,000. The loan bore interest at the applicable Lombard rate in the Federal Republic of Germany which has averaged approximately 8% since 1991. As of July 25, 1994, the date of Mr. Sandfort's termination, the aggregate amount outstanding was approximately DM 762,116 or $494,232. Additionally, in April 1993, Mr. Sandfort was loaned $150,000 pursuant to an unsecured promissory note to cover all costs associated with his relocation from Germany to the United States. The note bore interest at 8% per year. In April 1994, principal and interest of $62,000 was forgiven. The loan became due and payable upon the termination of Mr. Sandfort's employment with the Company. At July 25, 1994, the aggregate amount outstanding was $102,000. The circumstances surrounding Mr. Sandfort's termination of employment are the subject of certain pending legal actions, the outcome of which is expected to have an impact on the above-described matters.

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Horst G. Sandfort, a former executive officer of the Company, has not filed the required Form 4 upon his termination of employment on July 25, 1994. Based solely on its review of the copies of such forms received by it and written representations received from those reporting persons recognized by the Company as being subject to filing requirements that they have complied with the relevant filing requirements, the Company believes that all other filing requirements applicable to its executive officers and directors were complied with as of January 1, 1995, subject to the exception stated above with respect to Mr. Sandfort.


                               OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        THE BOARD OF DIRECTORS
March __, 1995





                        FORM OF PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     LSI LOGIC CORPORATION
              1995 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of LSI Logic Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March __, 1995, and hereby appoints Wilfred J. Corrigan and David
E. Sanders, or either of them, proxies and attorneys-in-fact, with full power to eachof substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1995 Annual Meeting of Stockholders of LSI Logic Corporation to be held on May 12, 1995, at 11:30 a.m. local time, at the Company's offices located at 1655 McCarthy Boulevard, Milpitas, California, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO RESERVE ADDITIONAL SHARES, FOR APPROVAL OF THE AMENDMENT TO THE 1991 EQUITY INCENTIVE PLAN TO RESERVE ADDITIONAL SHARES, FOR APPROVAL OF LIMITS ON OPTION GRANTS UNDER THE 1991 EQUITY INCENTIVE PLAN, FOR APPROVAL OF THE 1995 DIRECTORS' OPTION PLAN AND FOR RESERVATION OF SHARES, FOR AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES, FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

1.   ELECTION OF DIRECTORS:

Nominees:  Wilfred J. Corrigan; Malcolm R. Currie; T.Z. Chu;
James L. Keyes; R. Douglas Norby.

          FOR                    WITHHOLD
         /  /                     /  /


/   /_________________________________
For all nominees except as noted above

/  / Mark here for address change and note below.


2.   PROPOSAL TO APPROVE AN AMENDMENT TO THE EMPLOYEE STOCK
PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR
ISSUANCES THEREUNDER BY 750,000 SHARES:


               /  / For         /  / Against      /  / Abstain


3.   PROPOSAL TO APPROVE AN AMENDMENT TO THE 1991 EQUITY
INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR
ISSUANCES THEREUNDER BY 3,000,000 SHARES:


               /  / For         /  / Against      /  / Abstain


4.   PROPOSAL TO APPROVE LIMITS ON OPTION GRANTS TO EMPLOYEES
UNDER THE 1991 EQUITY INCENTIVE PLAN:


               /  / For         /  / Against      /  / Abstain


5.   PROPOSAL TO APPROVE THE 1995 DIRECTORS' OPTION PLAN AND TO
RESERVE 250,000 SHARES FOR ISSUANCES THEREUNDER:


               /  / For         /  / Against      /  / Abstain


6.   PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF
COMMON STOCK FROM 73,500,000 TO 250,000,000 SHARES:


               /  / For         /  / Against      /  / Abstain


7.   PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE AS
THE INDEPENDENT ACCOUNTANTS OF THE COMPANY:


               /  / For         /  / Against      /  / Abstain


and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.




Signature:__________________________Date:___________________

Signature:__________________________Date:___________________


(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



APPENDIX TO PROXY STATEMENT


                      LSI LOGIC CORPORATION

                     1995 DIRECTOR OPTION PLAN


     1. Purposes of the Plan. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" means the Common Stock of the
Company.

          (d) "Company" means LSI Logic Corporation, a Delaware corporation.

          (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

          (f)  "Director" means a member of the Board.

          (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "Effective Date" means June 1, 1995, with stockholder approval.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i)  If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (iii)     In the absence of an established market
for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Option" means a stock option granted pursuant to the Plan.

          (l) "Optioned Stock" means the Common Stock subject to an Option.

          (m) "Optionee" means an Outside Director who receives an Option.

          (n) "Outside Director" means a Director who is not an Employee.

          (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (p)  "Plan" means this 1995 Director Option Plan.

          (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.

          (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside
Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which he or she first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. However, no First Option shall be granted to an Outside Director who was an Outside Director immediately prior to the effective date of this Plan or who, immediately prior to becoming an Outside Director, was a Director.

               (iii)     Each Outside Director shall
automatically be granted an Option to purchase 7,500 Shares (a
"Subsequent Option") on April 1 of each year, if on such date he or she shall have served on the Board for at least six (6) months.

               (iv)      Notwithstanding the provisions of
subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                    (v)  The terms of a First Option granted
hereunder shall be as follows:

                    (A)  the term of the First Option shall be
ten (10) years.

                    (B)  the First Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                    (C)  the exercise price per Share shall be
the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                    (D)  the First Option shall become
exercisable as to twenty-five percent (25%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A)  the term of the Subsequent Option shall
be ten (10) years.

                    (B)  the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                    (C)  the exercise price per Share shall be
the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                    (D)  the Subsequent Option shall become
exercisable as to twenty-five percent (25%) of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility.  Options may be granted only to Outside
Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.
An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan. Upon approval by the stockholders of the Company, the Plan shall become effective upon the Effective Date.
It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check,
(iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

          (c)  Termination of Continuous Status as a Director.
In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee is entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee is not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee is entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee is not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.


     10.  Adjustments Upon Changes in Capitalization,
Dissolution, Merger, Asset Sale or Change of Control.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume such Options or to substitute equivalent options, each outstanding Option shall terminate as of the closing date of the transaction. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to receive or purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.

          (a)  Amendment and Termination.  Except as set forth in
Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.